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                                                                    Exhibit 23.1

                       CONSENT OF INDEPENDENT ACCOUNTANTS

      We hereby consent to the use in this Registration Statement on Form S-1 (File No. 333-93587) of our reports dated February 8, 2000, relating to the consolidated financial statements of iOwn Holdings, Inc. which appear in such Registration Statement. We also consent to the reference to us under the caption "Experts" in such Registration Statement.

                                          /s/ PricewaterhouseCoopers LLP

San Francisco, California
May 5, 2000